                                                                              1
                                  $60,000,000

                               ACTIVISION, INC.

                6 3/4% CONVERTIBLE SUBORDINATED NOTES DUE 2005


                         REGISTRATION RIGHTS AGREEMENT


                                                              December 16, 1997

Credit Suisse First Boston Corporation
Piper Jaffray, Inc.
UBS Securities LLC
c/o Credit Suisse First Boston Corporation
    Eleven Madison Avenue
    New York, New York 10010-3629

Ladies and Gentlemen:

     Activision, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Credit Suisse First Boston Corporation, Piper Jaffray, Inc. and UBS Securities LLC (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $60,000,000 aggregate principal amount of its 6 3/4% Convertible Subordinated Notes Due 2005 (the "Notes"). The Notes will be issued pursuant to an Indenture, to be dated as of December 22, 1997 (the "Indenture") among the Company and State Street Bank and Trust Company of California, N.A. (the "Trustee"). Under the terms of the Indenture, the Notes are convertible, in whole or in part, into shares of common stock of the Company, $0.000001 par value (the "Conversion Shares" and, together with the Notes, the "Securities") at the option of the holders thereof at any time following the date of original issuance thereof at the conversion price set forth in the Confidential Offering Circular dated December 16, 1997. As an inducement to the Initial Purchasers, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Notes (including, without limitation, the Initial Purchasers) and Conversion Shares (collectively the "Holders"), as follows:

     1. RESALE SHELF REGISTRATION. The Company shall take the following actions:

          (a) The Company shall, at its cost, as promptly as practicable (but in no event more than 60 days after the Closing Date, as defined under the Purchase Agreement (the "Closing Date")) file with the United States Securities and Exchange Commission (the "Commission") and thereafter shall use its best efforts to cause to be declared effective within 120 days after the Closing Date a registration statement (the "Resale Shelf Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act") relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 5(d) hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Resale Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Resale Shelf Registration"); provided, however, that no Holder shall be entitled to have the

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                                                                               2

     Securities held by it covered by such Resale Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

          (b) The Company shall use its best efforts to keep the Resale Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the Securities, for a period of two years (or for such longer period if extended pursuant to Section 2(h) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Resale Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof) or may be sold without registration in accordance with Rule 144(k) under the Securities Act (in each case, such period being called the "Resale Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Resale Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

          (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Resale Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such Resale Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     2. REGISTRATION PROCEDURES. In connection with any Resale Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

          (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Resale Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser is participating in the Resale Shelf Registration Statement, the Company shall, in each such document, when so filed with the Commission, give due consideration to such comments as such Initial Purchaser reasonably may propose; (ii) include the names of the Holders, who propose to sell Securities pursuant to the Resale Shelf Registration Statement, as selling securityholders; and (iii) after the effectiveness of the Resale Shelf Registration Statement, upon the request of any Holder, promptly take any action reasonably necessary to register the sale of any Securities of such Holder and to identify such Holder as a selling securityholder.

          (b) The Company shall give written notice to the Initial Purchasers and the Holders of the Securities:

               (i) when the Resale Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Resale Shelf Registration Statement or any post-effective amendment thereto has become effective;

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                                                                               3

               (ii) of any request by the Commission for amendments or supplements to the Resale Shelf Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Resale Shelf Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the Company to make changes in the Resale Shelf Registration Statement or the prospectus in order that the Resale Shelf Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

          (c) The Company shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Resale Shelf Registration Statement.

          (d) The Company shall furnish to each Holder of Securities included within the coverage of the Resale Shelf Registration, without charge, at least one copy of the Resale Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so reasonably requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Company shall, during the Resale Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Resale Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Resale Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Resale Shelf Registration Statement.

          (f) Prior to any public offering of the Securities, pursuant to any Resale Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Resale Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.


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                                                                               4

          (g) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Resale Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request in connection with the sale of Securities pursuant to such Resale Shelf Registration Statement.

          (h)  Upon the occurrence of any event contemplated by paragraphs
     (ii) through (v) of Section 2(b) above during the period for which the Company is required to maintain an effective Resale Shelf Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Resale Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers and the Holders of the Securities in accordance with paragraphs (ii) through (v) of Section 2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers and the Holders of the Securities shall suspend use of such prospectus, and the period of effectiveness of the Resale Shelf Registration Statement provided for in
     Section 1(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers and the Holders of the Securities shall have received such amended or supplemented prospectus pursuant to this Section 2(h).

          (i) Not later than the effective date of the applicable Resale Shelf Registration Statement, the Company will provide CUSIP numbers for the Securities registered thereunder and provide the applicable trustee with a printed certificate for the Securities in a form eligible for deposit with The Depository Trust Company.

          (j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Resale Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Resale Shelf Registration Statement, which statement shall cover such 12-month period.

          (k) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

          (l) The Company may require each Holder of Securities to be sold pursuant to the Resale Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Resale Shelf Registration Statement, pursuant to applicable law and regulations, and the Company may exclude from such registration the Securities of any Holder

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                                                                               5

     that unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (m) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Resale Shelf Registration.

          (n) The Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Resale Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and
     (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Resale Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated by one counsel (the "Designated Counsel"). Irell & Manella LLP shall be the Designated Counsel for all purposes hereof until another Designated Counsel shall have been chosen by the Holders of a majority in principal amount of the Securities covered by the Resale Shelf Registration Statement (provided that Holders of Conversion Shares shall be deemed to be Holders of the aggregate principal amount of Notes from which such Conversion Shares were converted).

          (o) The Company, if requested by any Holder of Securities covered thereby and as reasonably necessary in connection with a proposed sale of Securities by such Holder, shall (i) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement, (ii) cause its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Resale Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(m) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Resale Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 2(m) hereof; the absence of laws, rules, court orders and injunctions that could adversely affect the Resale Shelf Registration Statement and the offering and sale of the applicable Securities, or that could draw into question the validity of any agreement of the type referred to in Section 2(m) hereof; the compliance as to form of such Resale Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act, the Exchange Act and, with respect to the Indenture, the Trust Indenture Act; the accuracy of descriptions of laws and documents, and of the legal consequences

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                                                                               6

     to Holders; the absence of any violation by the Company of its charter or by-laws, or of any material legal obligation; and, as of the date of the opinion and as of the effective date of the Resale Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Resale Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (iii) cause its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities; (iv) cause its independent public accountants and the independent public accountants with respect to any other entity, if any, for which financial information is, or is required to be, provided in the Resale Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72; (v) deliver such documents and certificates as may be reasonably requested by any such Holders and managing underwriters, if any, including those to evidence compliance with Section 2(h) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          (p) The Company will use its best efforts to (a) if the Securities have been rated prior to the initial sale of such Securities, confirm such ratings will apply to the Securities covered by a Resale Shelf Registration Statement, or (b) if the Securities were not previously rated, cause the Securities covered by a Resale Shelf Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Resale Shelf Registration Statement, or by the managing underwriters, if any.

          (q) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Resale Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Resale Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 4 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

          (r) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Securities covered by a Resale Shelf Registration Statement contemplated hereby.

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                                                                               7

     3. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 and 2 hereof, whether or not a Resale Shelf Registration is filed or becomes effective, and shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of the Designated Counsel (provided that Holders of Conversion Shares shall be deemed to be Holders of the aggregate principal amount of Notes from which such Conversion Shares were converted) to act as counsel for the Holders in connection therewith.

     4. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages, liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Resale Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Resale Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Resale Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Resale Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers, directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders, except that such indemnification shall not include any claims solely relating to or solely arising out of information supplied by any such underwriter for inclusion in the Resale Shelf Registration Statement for which claims such underwriter shall indemnify the Company.

     (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (the Company and such controlling persons are referred to as the "Company Indemnified Parties"), from and against any losses, claims, damages, liabilities or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which the Company Indemnified Parties may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Resale Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Resale Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion

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                                                                               8

therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by the Company Indemnified Parties or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof; provided, however, that no such Holder shall be liable for any amounts hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities pursuant to the Resale Shelf Registration Statement. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company Indemnified Parties.

     (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under paragraphs (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in paragraph (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Securities pursuant to the Resale Shelf Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 4(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 4(d). Notwithstanding any other provision of this
Section 4(d), the Holders of the

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                                                                               9

Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Resale Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4(d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

     (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to a Resale Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     5. ADDITIONAL INTEREST UNDER CERTAIN CIRCUMSTANCES. (a) Additional interest (the "Additional Interest") with respect to the Notes shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a "Registration Default"):

          (i) If on or prior to the 60th day after the Closing Date, the Resale Shelf Registration Statement has not been filed with the Commission;

          (ii) If on or prior to the 120th day after the Closing Date, the Resale Shelf Registration Statement is not declared effective by the Commission; or

          (iii) If after the Resale Shelf Registration Statement is declared effective and during the period for which the Company is required to maintain an effective Resale Shelf Registration Statement (A) the Resale Shelf Registration Statement thereafter ceases to be effective; or (B) the Resale Shelf Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b) below) in connection with resales of Transfer Restricted Securities because either (1) any event occurs as a result of which the related prospectus forming part of the Resale Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Resale Shelf Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Additional Interest shall accrue on the Notes over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum.

     (b) A Registration Default referred to in Section 5(a)(iii)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Resale Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Resale Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the

Company that would need to be described in such Resale Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Resale Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with paragraph (a) above from the day such Registration Default occurs until such Registration Default is cured. The Company will have no other liabilities for monetary damages with respect to any Registration Default; provided, however, that the Holders shall be entitled to, and the Company shall not oppose the granting of, equitable relief, including injunction and specific performance if such relief is otherwise available to the Holders to enforce any provision of this Agreement.

     (c) Any amounts of Additional Interest due pursuant to clause (i), (ii) or (iii) of Section 5(a) above will be payable in cash on the regular interest payment dates with respect to the Notes. The amount of Additional Interest will be determined by multiplying the Additional Interest rate by the principal amount of the Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

     (d) "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Resale Shelf Registration Statement, or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or may be sold or transferred without restrictions pursuant to Rule 144(k) under the Securities Act.

     6. RULES 144 AND 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of the Securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     7. UNDERWRITTEN REGISTRATIONS. If any of the Transfer Restricted Securities covered by any Resale Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering and will be subject to the approval of the Company, not to be unreasonably withheld.

     No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and
(ii) completes
and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8.  MISCELLANEOUS.

     (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

     (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission or overnight air courier guaranteeing next day delivery:

          (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

          (2)  if to the Initial Purchasers;

                      Credit Suisse First Boston Corporation
                      Eleven Madison Avenue
                      New York, NY 10010-3629
                      Fax No.:  (212) 325-8278
                      Attention:  Transactions Advisory Group

     with a copy to:

                      Irell & Manella LLP
                      1800 Avenue of the Stars, Ste. 900
                      Los Angeles, CA 90067-4276
                      Fax No.: (310) 203-7199
                      Attention: Alvin G. Segel, Esq.

          (3)  if to the Company, at its address as follows:

                      Activision, Inc.
                      3100 Ocean Park Blvd.
                      Santa Monica, CA 90405
                      Fax No.: (310) 255-2155
                      Attn.: Chief Financial Officer

     with a copy to:

                      Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                      New York, NY 10104
                      Fax. No.: (212) 541-1357
                      Attn.: Kenneth L. Henderson, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

     (c) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

     (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns.

     (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) GOVERNING Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     (h) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (i) SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.

                                       Very truly yours,

                                       Activision, Inc.



                                       By:
                                          --------------------------------------
                                           Brian G. Kelly
                                           President and Chief Operating Officer



The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
PIPER JAFFRAY, INC.
UBS SECURITIES LLC

by:  CREDIT SUISSE FIRST BOSTON CORPORATION



     By:
        -----------------------------------
          Mark S. Maron
          Managing Director